                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):

                                 June 21, 1996
                                 -------------


                             COMMODORE MEDIA, INC.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   Delaware
- --------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


      33-92732                                             13-3034720
- -----------------------                            -------------------------
(Commission File No.)                                       (I.R.S. Employer
                                                            Identification No.)

            500 Fifth Avenue, Suite 3000, New York, New York 10110
- --------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 302-2727
                                 --------------
              (Registrant's telephone number, including area code)



                                  not applicable
- --------------------------------------------------------------------------------
         (Former Name of Former Address, if Changed Since Last Report)





                               Page 1 of 11 Pages

                        TABLE OF ADDITIONAL REGISTRANTS


            NAME                                         STATE OR OTHER               PRIMARY STANDARD               IRS EMPLOYER
                                                         JURISDICTION OF                 INDUSTRIAL                 IDENTIFICATION
                                                          INCORPORATION                CLASSIFICATION                   NUMBER
                                                                                           NUMBER
 Commodore Media of                                         Delaware                        4832                      51-0286804
    Delaware, Inc.


 Commodore Media of                                         Delaware                        4832                      61-0997863
    Kentucky, Inc.


 Commodore Media of                                         Delaware                        4832                      23-2207457
    Pennsylvania, Inc.

 Commodore Media of                                         Delaware                        4832                      06-1277523
    Norwalk, Inc.


 Commodore Media of                                         Delaware                        4832                      59-2813110
    Florida, Inc.


 Commodore Media of                                         Delaware                        4832                      13-3356485
    Westchester, Inc.


 Commodore Holdings, Inc.                                   Delaware                        4832                      13-3858506

 Danbury Broadcasting, Inc.                               Connecticut                       4832                      13-3653113





                               Page 2 of 11 Pages

ITEM 5.  OTHER EVENTS.

         On June 21, 1996, Commodore Media, Inc. (the "Registrant"), the Estate of Carter Burden, Bruce A. Friedman, James T. Shea, Jr., William A.M. Burden & Co., L.P. and James J. Sullivan (collectively, the "Stockholders") entered into an Agreement and Plan of Merger (the "Merger Agreement") with CMI Acquisition Company, Inc. ("Mergeco"), a wholly-owned subsidiary of Hicks, Muse, Tate & Furst Equity Fund III, L.P. ("Fund III"), pursuant to which Mergeco will be merged with and into the Registrant and as a result the Registrant will become a wholly-owned subsidiary of Fund III (the "Merger").

         Pursuant to the Merger Agreement, the holders of Class A Common Stock and Class B Common Stock (collectively, the "Common Stock"), the holders of employee stock options at the effective time of the Merger (the "Effective Time") and the holders of warrants will receive approximately $140 per share as consideration for the Merger (the "Merger Consideration"), less, in the case of option and warrant holders, the exercise price per share. In addition, Mergeco has agreed to separately provide the funds necessary to redeem the Senior Exchangeable Redeemable Preferred Stock, Series A, $.01 par value per share (the "Series A Preferred Stock") at the Effective Time. As a result, all shares of Common Stock and Series A Preferred Stock exchanged for the Merger Consideration shall cease to be outstanding at the Effective Time.

         In addition, Fund III has agreed, subject to certain conditions, to purchase on or after September 3, 1996 at the request of the Registrant up to 5,000 shares of Senior Exchangeable Redeemable Preferred Stock, Series B, $.01 par value per share (the "Series B Preferred Stock") at a purchase price of $1,000 per share and up to an additional 15,000 shares of Series B Preferred Stock if the Merger Agreement is terminated for reasons other than a breach by the Registrant. In connection with the Purchase of Series B Preferred Stock, the Registrant has agreed to issue to Fund III warrants to purchase shares of Class A Common Stock equal to one percent of the Registrant's fully diluted Common Stock for each $2,500,000 of Series B Preferred Stock purchased by Fund III.

         As a result of the Merger and the change of control effected thereby, the Registrant (as the surviving corporation) will be required to make within 20 days of the Effective Date an offer to purchase the outstanding 13.25% Senior Subordinated Notes due 2003 at a purchase price equal to 101% of their accreted value, plus any accrued and unpaid interest.





                               Page 3 of 11 Pages

         It is anticipated that at the Effective Time, Bruce A. Friedman will resign as President and Chief Executive Officer and James T. Shea, Jr., currently the Chief Operating Officer, will become President.

         The consummation of the Merger is conditioned upon (i) the consent of the Federal Communications Commission which consent shall have become a final order and (ii) receipt of all approvals of the Federal Trade Commission and the Antitrust Division of the Department of Justice with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.


ITEM 7.          FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
                 AND EXHIBITS.

(c)      Exhibits.

EXHIBIT
NUMBER                            EXHIBIT TITLE
- ------                            -------------
99.1             Press Release issued on June 24, 1996.




                               Page 4 of 11 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 2, 1996


                                COMMODORE MEDIA, INC.
                                (Registrant)



                                By:     /s/ Bruce A. Friedman
                                        ------------------------
                                        Bruce A. Friedman
                                        President and
                                        Chief Executive Officer



                                By:     /s/ James J. Sullivan
                                        ------------------------
                                        James J. Sullivan
                                        Chief Financial Officer
                                        (principal financial
                                         and accounting officer)





                               Page 5 of 11
Pages

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Additional Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:   July 2, 1996


                                   Commodore Media of Delaware, Inc.,
                                     a Delaware corporation

                                   Commodore Media of Kentucky, Inc.,
                                     a Delaware corporation

                                   Commodore Media of Pennsylvania, Inc.,
                                     a Delaware corporation

                                   Commodore Media of Norwalk, Inc.,
                                     a Delaware corporation

                                   Commodore Media of Florida, Inc.,
                                     a Delaware corporation

                                   Commodore Media of Westchester, Inc.,
                                     a Delaware corporation

                                   Commodore Holdings, Inc.,
                                     a Delaware corporation

                                   Danbury Broadcasting, Inc.,
                                     a Connecticut corporation



                                   By:     /s/ Bruce A. Friedman
                                           -----------------------------
                                           Bruce A. Friedman
                                           President and
                                           Chief Executive Officer



                                   By:     /s/ James J. Sullivan
                                           ----------------------------
                                           James J. Sullivan
                                           Chief Financial Officer
                                           (principal financial and
                                            accounting officer)





                               Page 6 of 11 Pages
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                                 EXHIBIT INDEX

                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
 NUMBER                                    EXHIBIT TITLE                         PAGE
- --------                                   -------------                     -----------
99.1                      Press Release issued on June 24, 1996.





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